Dreyfus Investment Grade Bond Funds, Inc.

                    Dreyfus Intermediate Term Income Fund
                       Dreyfus Short-Term Income Fund

                      Supplement dated January 28, 1999
                                   to the
                     Statement of Additional Information
                            dated November 1, 1998


     The following replaces the third and fourth sentences of the third full paragraph of the section of the Fund's Statement of Additional Information entitled: "Management Agreement."

     As of January 28, 1999, each Fund's portfolio managers are: Messrs. Michael Hoeh, Roger King, John Koerber, C. Matthew Olson, and Gerald Thunelius.